Draft

                SALOMON SMITH BARNEY HOLDINGS INC.

                          Notes, Series J
           Due More Than Nine Months From Date of Issue

                 Continuous Underwriting Agreement


                                                   December 5, 1997
                                                 New York, New York

Salomon Brothers Inc
Seven World Trade Center
New York, NY  10048

Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

           Salomon Smith Barney Holdings Inc., a Delaware corporation (the "Company"), proposes to sell from time to time to the underwriters named in Schedule I hereto (the "Underwriters") for whom you, (the "Representatives") are acting as representative, certain of its Notes, Series J (the "Notes"). As of the date hereof, the Company has authorized the issuance of up to $1,000,000,000 (or the equivalent thereof in one or more foreign currencies, foreign currency units or composite currencies) aggregate public offering price of the Notes. It is understood that the Company may from time to time authorize the issuance and sale of additional amounts of the Notes and that such Notes may be purchased by you pursuant to the terms of this Agreement, all as though the issuance and sale of such Notes were authorized by the Company as of the date hereof. The Notes may be denominated in U.S. dollars, foreign currencies or composite currencies (the "Specified Currency") as may be specified in the applicable Pricing Supplement (as defined herein) relating to any particular issue of Notes.

                The Notes will be issued, and the terms thereof established, under and in accordance with an indenture dated as of December 1, 1988, as amended from time to time between the Company and Citibank, N.A., as trustee (the "Trustee") (such indenture, as from time to time amended, the "Indenture"), and the Note Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may only be amended by written agreement of the Company and the Underwriters after notice to, and with the approval of, the Trustee. The Notes will be initially issued only in book-entry form in the form of global certificates registered in the name of the Depository Trust Company, as Depositary, and will have minimum nominal denominations of U.S. $1,000 (or the approximate equivalent thereof in the Specified Currency) and in denominations exceeding such amount by integral multiples of $1,000 (or the approximate equivalent thereof in the Specified Currency). The


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Notes will have the interest rates, maturities, redemption
provisions and other terms set forth in the applicable Pricing
Supplement (as defined herein).

           1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

           (a) Registration Statements (File Nos. 333-01807 and 333-38931) in respect of $11,710,346,786 aggregate principal amount of securities of the Company, including the Notes, have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendment thereto, each in the forms heretofore delivered or to be delivered to each of you, excluding exhibits to such registration statements but including all documents incorporated by reference therein, have been declared effective by the Commission in such forms; no other document with respect to such registration statements (other than a document incorporated by reference therein) has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of either registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in the Second Registration Statement (as defined herein) or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"); the various parts of each registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement at the time such part of such registration statement became effective but excluding the Statements of Eligibility under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), pertaining to the Indenture (the "Forms T-1"), each as amended at the time such part became effective, being hereinafter collectively called (i) in the case of Registration Statement No. 333-01807, the "First Registration Statement" and (ii) in the case of Registration Statement No. 333- 338931, the "Second Registration Statement;" the First Registration Statement and the Second Registration Statement being hereinafter called the "Registration Statements;" the form of prospectus relating to the offering and sale of the Notes included in the Second Registration Statement, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement being hereinafter from time to time called the "Prospectus". Any reference herein to the Prospectus or a Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Prospectus or Preliminary Prospectus, as the case may be; any reference to any amendment or supplement to any Prospectus or Preliminary Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Notes (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Prospectus or Preliminary Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Prospectus, as the case may be; any reference to any amendment to either Registration Statement shall be deemed to include any report of the Company filed pursuant to the Exchange Act after the effective date of such Registration Statement that is incorporated by reference in such Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented in relation to the Notes sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein as of the date of such filing);

           (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the


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


Commission promulgated thereunder, and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

           (c) Each Registration Statement and the Prospectus, and any amendment thereof or supplement thereto, and the Indenture, conform or will conform in all material respects with the applicable requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder;

           (d) The First Registration Statement as of its effective date did not, and the Second Registration Statement, as amended as of any time, did not and will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and the Prospectus, as amended and supplemented as of any such time, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Second Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon, and in conformity with, information furnished in writing to the Company by or on behalf of any Underwriter specifically for use in the Second Registration Statement and the Prospectus or any amendment thereof or supplement thereto;

           (e) The Notes have been duly authorized and, when executed and authenticated in accordance with the Indenture and delivered to and duly paid for by the purchasers thereof, will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms and entitled to the benefits of the Indenture (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law); the Indenture has been duly authorized by the Company and qualified under the Trust Indenture Act; and the Indenture conforms to the descriptions thereof in the Prospectus as amended or supplemented to relate to such issuance of Notes.

           (f) Since the date of the most recent financial statements included in the Prospectus, as amended or supplemented, there has not been any material adverse change in the consolidated financial condition or results of operations of the Company and its subsidiaries, taken as a whole, which is not disclosed in the Prospectus, as amended or supplemented.

           2. Purchase, Sale and Resale of the Notes. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, from time to time to the extent set forth in one or more supplemental agreements that shall be substantially in the form of Exhibit B hereto (each, a "Terms Agreement"), the Company agrees to sell to each Underwriter, and each Underwriter agrees severally and not jointly, to purchase from the Company, Notes in accordance with the terms and conditions herein and in the applicable Terms Agreement. Each Terms Agreement shall, among other things, (i) describe the Notes to be purchased by the Underwriters pursuant thereto and (ii) specifically state the principal amount of, the price to be paid to the Company for, the rate at which interest will be paid on, and the Settlement Date (as defined herein) of, such Notes.

           (b) Each Underwriter hereby agrees that it will not resell Notes purchased under Section 2(a) above except (i) to persons who are not brokers or dealers (as such terms are defined in Sections 3(a)(4) and (5) of the Exchange Act) or other securities intermediaries or (ii) in accordance with the terms and provisions of, and pursuant to, a Master Selected Dealers Agreement (a "Dealers Agreement"), substantially in the form of Exhibit C hereto, to dealers (the "Dealers") that have duly executed and delivered such a Dealers Agreement to the Underwriters. The Representatives will furnish to the Company a true and complete copy of the Dealers Agreement executed by any particular Dealer prior to any sale of Notes by any Underwriter to such Dealer hereunder.

           3. Delivery and Payment. Delivery of and payment for the Notes shall be made in accordance with the Procedures. Each date of delivery of and payment for Notes to be purchased by any Underwriter or by any other purchaser is referred to herein as a "Settlement Date."

           4. Agreements. The Company agrees with each of the Underwriters that:

           (a) At any time from the date of this Agreement (the "Commencement Date") and prior to the termination of the offering of the Notes or during the time a prospectus relating to the Notes is required to be delivered under the Act: (i) prior to amending or supplementing either Registration Statement or the Prospectus, the Company will furnish each Underwriter and such Underwriter's counsel with a copy of each proposed amendment or supplement (other than an amendment or supplement to be made pursuant to incorporation by reference of a document filed under the Exchange Act, or a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes); and (ii) prior to filing any documents under the Exchange Act to be incorporated by reference into the Prospectus (other than documents relating solely to an offering of debt securities other than the Notes), the Company will notify each Underwriter and such Underwriter's counsel orally of the general subject matter of such filing and will furnish copies of such filings to each such Underwriter and Underwriter's counsel simultaneously with, or as promptly as practicable after, the filing of such documents with the Commission. Subject to the foregoing sentence, the Company will promptly cause the Prospectus together with each amendment thereof or supplement thereto to be mailed or otherwise transmitted to the Commission for filing pursuant to Rule 424(b) by an appropriate method or will promptly cause the Prospectus together with each amendment thereof or supplement thereto to be filed with the Commission pursuant to said Rule. If the Prospectus is amended or supplemented (other than by a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), each Underwriter shall be furnished with such information relating to such filing as it may reasonably request, and no Underwriter shall be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied that such amendment or supplement complies in all material respects with the provisions of the Act and the Exchange Act. At any time during an Offering Period or during the time a prospectus relating to the Notes is required to be delivered under the Act, the Company will promptly advise each Underwriter of (i) the filing of any amendment or supplement to the Prospectus (other than a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), (ii) the filing or effectiveness of any amendment to either Registration Statement, (iii) the receipt by the Company of comments from the Commission relating to or requests by the Commission for any amendment of either Registration Statement or any amendment of or supplement to the Prospectus or for any additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of either Registration Statement or the institution or threatening of any proceeding for that purpose and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to


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


prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof. Upon any Underwriter's request, the Company will within a reasonable time inform such Underwriter of the aggregate principal amount of Notes registered under the Registration Statements that remain unissued.

           (b) Within the time during which a prospectus relating to the Notes is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the rules and regulations of the Commission thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Notes as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if, in the opinion of the Company, during such period it is necessary to amend or supplement the Second Registration Statement or the Prospectus to comply with the Act, the Company will promptly notify each Underwriter to suspend the solicitation of offers to purchase the Notes in its capacity as Underwriter and, to the extent required under the provision in the last sentence of this subsection (b), the Company will promptly amend or supplement such Registration Statement or the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance. If such amendment or supplement, and any documents, certificates, opinions and letters furnished to each Underwriter pursuant to subsections (j), (k) and (1) of this Section 4 in connection with the preparation and filing of such amendment or supplement are reasonably satisfactory in all respects to such Underwriter, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to such Registration Statement, such Underwriter will resume solicitation of offers to purchase Notes hereunder. Notwithstanding the foregoing, the Company shall not be required to comply with the provisions of subsection (b) of this Section 4 during any period from the time any Underwriter shall have been notified to suspend the solicitation of offers to purchase the Notes in its capacity as Underwriter (whether under this subparagraph (b) or otherwise under this Agreement) to the time the Company shall determine that solicitation of offers to purchase the Notes should be resumed.

           (c) The Company will (i) comply, in a timely manner, with all applicable requirements under the Exchange Act relating to the filing with the Commission of the Company's reports pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act and, if then applicable, of the Company's proxy statements pursuant to Section 14 of the Exchange Act.

           (d) The Company will use its best efforts to qualify the Notes for sale under the securities laws of such jurisdictions as any Underwriter reasonably designates, to maintain such qualifications in effect so long as required for the distribution of the Notes and, if requested by such Underwriter, to arrange for the determination of the legality of the Notes for purchase by institutional investors, except that the Company shall not be required in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

           (e) The Company will furnish to each Underwriter copies of the Registration Statements and the Prospectus (including all documents incorporated by reference therein), and all amendments of and supplements to the Registration Statements or the Prospectus which are filed with the Commission during the period in which a prospectus relating to the Notes is required to be delivered under the Act (including all documents filed by an amendment or supplement with the Commission during such period which are deemed to be incorporated by reference therein), in each case in such quantities as such Underwriter may from time to time reasonably request.

           (f) So long as any of the Notes are outstanding, the Company agrees to furnish to each Underwriter, upon its reasonable request, as soon as available, all reports and financial statements filed by or on behalf of the Company with the Commission or any national securities exchange.

           (g) The Company will make generally available to its security holders and to each Underwriter as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12- month period beginning after the date upon which any amendment of or supplement to the Prospectus (other than a Pricing Supplement or an amendment or supplement relating solely to an offering of debt securities other than the Notes) is filed pursuant to Rule 424 under the Act, which shall satisfy the provisions of Section 11(a) of the Act.

           (h) The Company shall, whether or not any sale of Notes is consummated or this Agreement is terminated, pay all expenses incident to the performance of its obligations under this Agreement and under any Terms Agreement, including, without limitation, the fees and disbursements of its accountants and counsel, the cost of printing (or other production) and delivery of the Registration Statements and the Prospectus, all amendments thereof and supplements thereto, the Indentures, and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements (including reasonable fees of counsel) incurred in connection with the qualification of the Notes for sale and determination of eligibility for investment of the Notes under the securities or Blue Sky laws of such jurisdictions as the Underwriter may designate, the fees and disbursements of the Trustees, the fees of any agency that rates the Notes, the fees and expenses incurred with respect to any filing with the National Association of Securities Dealers, Inc. and the reasonable fees and disbursements of Cleary, Gottlieb, Steen & Hamilton or Skadden, Arps, Slate, Meagher & Flom LLP, as counsel for the Underwriters, or other counsel reasonably satisfactory to each of the Underwriters and the Company, and such other expenses, including, without limitation, advertising expenses as may be agreed upon by the Underwriters and the Company.

           (i) During the term of this Agreement, the Company shall furnish to each Underwriter such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statements, the Prospectus, any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as any Underwriter may from time to time reasonably request and shall promptly notify each Underwriter orally, followed by written notice of any downgrading, or of its receipt of any notice of any intended downgrading, in the rating accorded any of the Company's securities by Moody's Investor Service or Standard & Poor's Corporation or, if one of them no longer rates the securities of the Company, another "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g) (2) under the Act.

           (j) Each time either Registration Statement or the Prospectus is amended or supplemented (other than by a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), the Company will deliver or cause to be delivered forthwith to such Underwriter a certificate of the Company signed by either Co-Chairman of the Board, any Vice Chairman, the Treasurer or any Vice President and by the principal financial or accounting officer of the Company (or another officer or officers acceptable to such Underwriter), dated the date of the effectiveness of such amendment or the date of filing with the Commission of such supplement or document, as the case may be, in form reasonably satisfactory to such Underwriter, to the effect that the statements contained in the certificate referred to in
Section 5(b) (iii) that was last furnished to such Underwriter (either pursuant to Section 5(b) (iii) or pursuant to this Section 4(j)) are true and correct at the time of the effectiveness of such amendment or the time of filing of such supplement or document, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statements, as amended at the time of effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(b) (iii) but modified, if necessary, to relate to the Registration Statements, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate.

           (k) Each time either Registration Statement or the Prospectus is amended or supplemented (other than by a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), the Company shall furnish to or cause to be furnished forthwith to such Underwriter the written opinion of the General Counsel of the Company or other counsel reasonably satisfactory to such Underwriter dated the date of the effectiveness of such amendment or the date of filing with the Commission of such supplement or document, as the case may be, in form reasonably satisfactory to such Underwriter, to the effect set forth in Exhibit D hereto. In lieu of such opinion, counsel last furnishing such an opinion to such Underwriter may furnish to such Underwriter a letter to the effect that such Underwriter may rely on such last opinion to the same extent as though it were dated the date of such letter and authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statements, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such letter).

           (l) Each time that either Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information (other than by a Pricing Supplement or any amendment or supplement relating solely to an offering of securities other than the Notes), the Company shall cause Coopers & Lybrand L.L.P., its independent certified public accountants, (and to the extent necessary, as determined by the Company, Arthur Andersen LLP) forthwith to furnish such Underwriter a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement or document, as the case may be, in form satisfactory to such Underwriter, of the same tenor as the letter of such independent public accountants referred to in Section 5(b)(iv) hereof but modified to relate to the Registration Statements and Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if either Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information with respect to a fiscal quarter, Coopers & Lybrand L.L.P. (and Arthur Andersen LLP, if such firm is providing such a letter) may each limit the scope of such letter to the unaudited financial statements included in such amendment or supplement.

           (m) Each acceptance by the Company of an offer for the purchase of Notes shall be deemed to be an affirmation that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct in all material respects at the time of such acceptance or sale, as the case may be, as though made at and as of such time, and an undertaking that such representations and warranties will be true and correct in all material respects at the time of delivery to the purchaser or his agent, or an Underwriter, of the Notes relating to such acceptance, as the case may be, as though made at and as of such time (and it is understood that such representations and warranties shall relate to the Registration Statements and the Prospectus as amended and supplemented to each such time).

           (n) Anything to the contrary in this Section 4 notwithstanding, if, at the time of any required notice, amendment or supplement to the Registration Statement or the Prospectus, the Company shall have instructed the Underwriters to suspend solicitation of offers to purchase the Notes in each Underwriter's capacity as Underwriter of the Company, the Company shall not be obligated to furnish or cause to be furnished any notice, certificate, opinion or letter otherwise required until such time as it shall determine that solicitation of offers to purchase the Notes should be resumed; and provided, further that, prior to resuming such solicitation the Underwriters shall be entitled to receive any such notices, certificates, opinions or letters not previously furnished, accurate as of the date of such notice, certificate, opinion or letter.

           5. Conditions to the Obligations of the Underwriters. Each Underwriter's obligations to solicit offers to purchase Notes will be subject to the accuracy in all material respects of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed at the time the Company accepts the offer to purchase such Notes and at the time of purchase and to the following additional conditions precedent when and as specified:

           (a)  On the corresponding Settlement Date:

                (i) There shall not have occurred any change in or affecting particularly the business or properties of the Company and its subsidiaries from that set forth in the Second Registration Statement, as amended or supplemented, that, in the Underwriter's judgment, makes it impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus.

                (ii) There shall not have occurred any (x) suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange (whether U.S. or foreign) or in the over-the-counter market, (y) declaration of a general moratorium on commercial banking activities in New York by either federal or New York state authorities or exchange controls shall have been imposed by the United States or by any country the currency of which will be used to make any payment in respect of the Notes or (z) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency that, in the Underwriter's judgment, is material and adverse and, in the case of any of the events described in clauses (ii) (A) (x) through (z), such event makes it, in the Underwriter's judgment, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented.

                (iii) There shall not have been any downgrading, nor any notice given of any intended downgrading, in the rating accorded any of the Company's securities by Moody's Investor Service or Standard & Poor's Corporation or, if one of them no longer rates the securities of the Company, another "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g) (2) under the Act.

           (b)  On the Commencement Date:

                (i) The Company shall have furnished to each Underwriter the opinion of the General Counsel of the Company (or other counsel for the Company reasonably acceptable to the Underwriter) on the Commencement Date, and, on the Settlement Date will furnish the opinion of the General Counsel of the Company (or other counsel for the Company reasonably acceptable to such Underwriter) and, if called for by a Terms Agreement, the opinion of other counsel, dated the Commencement Date, to the effect set forth in Exhibit D hereto.

                (ii) Each Underwriter shall have received from Cleary, Gottlieb, Steen & Hamilton or Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters (or other counsel reasonably acceptable to such Underwriter and the Company), an opinion dated the Commencement Date, to the effect set forth in Exhibit E hereto.

                (iii) The Company shall have furnished to the Underwriter a certificate of the Company, signed by either Co-Chairman of the Board, any Vice Chairman, the Treasurer or any Vice President and by the principal financial or accounting officer of the Company (or another officer or officers acceptable to such Underwriter), dated the Commencement Date, as the case may be, to the effect that each signatory of such certificate has carefully examined the Registration Statement, as amended as of the date of such certificate, the Prospectus, as amended and supplemented as of the date of such certificate, and this Agreement and that:

                     (A) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date of such certificate with the same effect as if made on the date of such certificate and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied as a condition to the obligations of such Underwriter under this Agreement;

                     (B) no stop order suspending the
           effectiveness of either Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, have been threatened; and

                     (C) since the date of the most recent
           financial statements included in the Prospectus, as amended and supplemented, there has been no material adverse change in the consolidated financial condition or results of operations of the Company and its subsidiaries, taken as a whole, which is not disclosed in the Prospectus, as amended or supplemented.

                (iv) Each of Coopers & Lybrand L.L.P. (and to the extent necessary, as determined by the Company, Arthur Andersen LLP) or another nationally recognized independent accounting firm, shall have furnished to each Underwriter a letter or letters, dated the Commencement Date in form and substance reasonably satisfactory to such Underwriter, to the effect set forth in Exhibit F and Exhibit G hereto.

                (v) The Company shall have furnished to each Underwriter such appropriate further information, certificates and documents as such Underwriter may reasonably request.

           6. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each of you against any losses, claims, damages or liabilities, joint or several, to which each of you may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in either Registration Statement when it became effective, the Second Registration Statement, when the Prospectus, or any amendment or supplement thereto, or any related preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse each of you for any legal or other expenses reasonably incurred by you in connection with investigating or defending against such loss, claim damage, liability or action; provided, however, that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any of you specifically for use in the preparation thereof, and (ii) such indemnity with respect to any preliminary Prospectus, the Prospectus or any preliminary supplemental prospectus, shall not inure to the benefit of any of you (or any person controlling you) if the Company shall have delivered sufficient quantities of the Prospectus, as amended and supplemented, to you within a reasonable time prior to the earlier of the delivery of the written confirmation of the sale of such Notes or the delivery of such Notes to the person asserting such loss, claim, damage, liability or action for which indemnification is sought, and the Prospectus as so amended and supplemented (excluding documents incorporated by reference) was not sent or given to such person by you at or prior to the earlier of the delivery of the written confirmation of the sale of such Notes or the delivery of such Notes to such person in any case where such sending or giving of a prospectus is required by the Act, and the untrue statement or omission of a material fact contained in such preliminary prospectus, such Prospectus or such preliminary supplemental prospectus, was corrected in the Prospectus, as so amended and supplemented, provided to you.

           (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained any part of either Registration Statement when it became effective, or the Second Registration Statement or the Prospectus or any amendment or supplement thereto, or any related Preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

           (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

           (d) If the indemnification provided for in this
Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by each of you on the other from the offering of the Notes from which such losses, claims, damages or liabilities arose, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and by each of you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the by each of you on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes from which such losses, claims, damages or liabilities arose (before deducting expenses) received by the Company bear to the total commissions received by each of you in connection with such offering. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each of you agree that it would not be just and equitable if contributions pursuant to this subsection
(d) were to be determined by pro rata allocation (even if you were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in subsection (c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), none of you shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold by the Company from which such losses, claims, damages or liabilities arose pursuant to offers solicited by you were offered to the public exceeds the amount of any damages which you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute shall be several in proportion to their respective underwriting obligations and not joint. Promptly after receipt by an indemnified party under this subsection (d) of the notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this subsection (d), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in subsection (c) above has not been given with respect to such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection (d).

      (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any of you within the meaning of the Act or the Exchange Act; and the obligations of each of you under this Section 6 shall be in addition to any liability which you may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

           7. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 7. This Agreement may be terminated by either the Company as to any Underwriter or by any Underwriter insofar as this Agreement relates to such Underwriter giving written notice of such termination to such Underwriter or the Company, as the case may be. If this Agreement is terminated, neither party shall have any liability to the other party hereto, except as provided in Sections 4(g), 4(h), 6, 8 and 11, and except that, if at the time of termination an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the Underwriter or its agent of the Note or Notes relating thereto has not occurred, the Company's representations and warranties stated in Section 2 and its obligations under the Procedures, and in Sections 2(c), 4(a), 4(b), 4(c), 4(e), 4(i), 4(j), 4(k), 4(1),
4(m), and 5 shall also remain in full force and effect and not be terminated until the delivery of such Notes.

           8. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of any of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive delivery of and payment for the Notes for a period extending to the earlier of (i) three years from the corresponding Settlement Date for such Notes or (ii) the expiration of any applicable statute of limitations governing such solicitation or purchase of Notes.

           9. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to such Underwriter, at the address specified on the first page of this agreement; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Salomon Smith Barney Holdings Inc., 388 Greenwich Street, New York, New York 10013, Attention: Treasurer.

           10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 6 hereof. Nothing expressed or implied in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof and thereof except to the extent provided for in Section 5 hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase. This Agreement and the rights and obligations of any of you hereunder may not be assigned without the prior written consent of the Company.

           11. Waivers, Etc. Neither any failure nor delay on the part of any party to exercise any right, remedy, power or privilege under this Agreement (singly and collectively referred to as a "Right") shall operate as a waiver of such Right, nor shall any single or partial exercise of any Right preclude any other or further exercise of any Right, nor shall any waiver of any Right with respect to any occurrence be construed as a waiver of any Right with respect to any other occurrence.

           12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

           If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Underwriters.


                              Very truly yours,

                              SALOMON SMITH BARNEY HOLDINGS INC.


                              By: ______________________
                              Name:
                              Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date hereof.


SALOMON BROTHERS INC

By: _______________________
Name:
Title:

SMITH BARNEY INC.

By: _______________________
Name:
Title:

                                                          EXHIBIT A


                SALOMON SMITH BARNEY HOLDINGS INC.

                  Note Administrative Procedures
                          $1,000,000,000


           The Notes, Series J (the "Notes") of Salomon Smith Barney Holdings Inc. (the "Company") are being offered on a continuous basis. The Notes are being sold to Salomon Brothers Inc and Smith Barney Inc. (the "Underwriters") pursuant to a Continuous Underwriting Agreement between the Company and the Underwriters dated as of the date hereof (the "Underwriting Agreement") and one or more terms agreements substantially in the form attached to the Underwriting Agreement as Exhibit B (each, a "Terms Agreement"). The Notes are being resold by the Underwriters to (i) customers of the Underwriters or (ii) selected broker-dealers for distribution to their customers pursuant to Master Selected Dealers Agreements (each, a "Dealers Agreement") substantially in the form attached to the Underwriting Agreement as Exhibit C. The Notes have been registered with the Securities and Exchange Commission (the "Commission") and will be issued under an indenture dated as of December 1, 1988, as amended from time to time between the Company and Citibank, N.A., as trustee (the "Trustee") (such indenture, as amended from time to time, the "Indenture"). Terms used herein but not defined shall have the meanings assigned to them in the Indenture, unless otherwise required by the context. The Notes will constitute part of the senior debt of the Company and will rank equally with all other unsecured and unsubordinated debt of the Company.

           The Notes will be issued only in fully registered form without coupons, and each tranche of the Notes (a "Tranche") will have the annual interest rate, maturity and other terms set forth in a Pricing Supplement (as defined in the Underwriting Agreement). Each Tranche will be represented by (i) one or more global certificates (each, a "Global Certificate") without coupons registered in the name of the nominee of the depositary, The Depository Trust Company, or any successor depositary selected by the Company ("DTC", which term, as used herein, includes any successor depositary selected by the Company), each Global Certificate representing up to $200,000,000 principal amount of all such Notes that have the same interest rate and Stated Maturity or (ii) one or more certificates ("Individual Certificates") registered in the name of, and delivered to, the Holder thereof or a Person designated by such Holder. Each Global Certificate representing all or part of a Tranche will be delivered to the Trustee, as custodian for DTC, and each of the Notes in such Tranche (a "Book-Entry Note") will be recorded in the book-entry system maintained by DTC. An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note except in the circumstances described in the Prospectus (as defined in the Underwriting Agreement).

           Administrative procedures to be followed in connection with, and certain specific terms of, the offering of Notes for sale by the Underwriters and the sale as a result thereof by the Company are stated below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, and notes represented by Individual Certificates ("Certificated Notes") will be issued in accordance with the administrative procedures set forth in Part II hereof. The Company will advise the Underwriters and the Trustee in writing of those persons handling administrative responsibilities with whom the Underwriters and the Trustee are to communicate regarding orders to purchase Notes and the details of their delivery. To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture or the Underwriting Agreement, the relevant provisions of the Notes, the Indenture and the Underwriting Agreement shall control.


      PART I:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

Procedure for        The Company and the Underwriters will
Rate Setting         discuss from time to time the aggregate
and Posting:         principal amount and maturities of, and the
                     interest rates to be borne by, each Tranche of Book-Entry Notes that may be purchased by the Underwriters.

                     If the Company decides to set aggregate
                     principal amounts and maturities of, and rates to be borne by, any Tranche to be purchased by the Underwriters (the setting of such amounts, maturities and rates by the Company to be referred to herein as a "Posting"), or if the Company decides to change amounts, maturities or rates previously posted, the Company will promptly advise the Underwriters of the amounts, maturities and rates to be posted.


Offering of Notes:   In the event that there is a Posting, the
                     Underwriters will communicate the
                     aggregate principal amount and
                     maturities of, and the interest rates to be borne by, each Tranche that is the subject of the Posting to each of the broker-dealers
                     (the "Dealers") that has entered into a
                     Dealers Agreement with the Underwriters and, pursuant to such Dealers Agreement, will solicit offers to purchase the Notes in the Tranche from the Dealers.

Purchase of          The Underwriters will, no later
Notes by             than 10 A.M. (New York City time) on
the Underwriters:    the third day subsequent to the day
                     on which such Posting occurs, or if
                     such third day is not a day on which
                     commercial banks in New York City are not required or authorized to be closed (such a day, a "Business Day"), on the next succeeding Business Day, or on such later
                     Business Day and time as shall be mutually agreed upon by the Company and the Underwriters (any such day, a "Trade Date"),
                     (i) complete, execute and deliver to the Company a Terms Agreement that sets forth, among other things, the amount of each Tranche that the Underwriters is offering to purchase or (ii) inform the Company that none of the Notes of a particular Tranche will be purchased by the Underwriters. Immediately upon receipt of a completed and executed
                     Terms Agreement from the Underwriters, the Company will (i) execute and deliver such Terms

                     Agreement to the Underwriters or (ii) inform the Underwriters that its offer to purchase the Notes of a particular Tranche has been rejected.

Preparation of       If any offer by the Underwriters to purchase
Pricing              Notes is accepted by or on behalf of the
Supplement:          Company, the Company, with the approval of the

                     Underwriters, will prepare a Pricing
                     Supplement reflecting the terms of each
                     Tranche and will arrange to have ten copies thereof filed with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), and will supply one copy of such Pricing Supplement to the Underwriters and to the Trustee. The Underwriters will deliver, or will cause to be delivered, copies of the applicable Pricing Supplement to (i) each of the Dealers that purchased such Notes pursuant to a Dealers Agreement in sufficient amounts so that a copy of the applicable Pricing Supplement can be delivered to each such Dealer and each purchaser of Notes from such Dealer and (ii) each purchaser of Notes from the Underwriters (other than such Dealers).

                     In each instance that a Pricing Supplement is prepared, the Underwriters will affix, or will cause to be affixed, copies of the Pricing Supplement to the Basic Prospectus prior to its distribution to purchasers of the Notes from the Underwriters (other than Dealers that are purchasers of Notes from the Underwriters with a view to their distribution pursuant to a Dealers Agreement) and will be responsible for determining that such Dealers have sufficient copies of the most current version of the Pricing Supplements and the related Basic Prospectus to deliver copies of such Pricing Supplement attached to the Basic Prospectus to every purchaser of the Notes, as appropriate. The Underwriters and the Dealers will destroy any Pricing Supplements, and any Basic Prospectuses to which they are attached (other than those retained for files), that remain in their possession after Pricing Supplements have been delivered to the purchasers of Notes.

Delivery of          A copy of the Basic Prospectus and a
Prospectus:          Pricing Supplement relating to a Book-Entry
                     Note must accompany or precede any written offer of such Note, confirmation of the purchase of such Note and payment for such Note by its purchaser (other than the Underwriters or a Dealer). The Underwriters and the Dealers will deliver a Basic
                     Prospectus and Pricing Supplement as herein described with respect to each Book-Entry
                     Note sold by any of them, along with a
                     confirmation of sale, to each purchaser on the day immediately following the Trade Date.
                     The Trustee will make such delivery if such
                     Note is sold directly by the Company to a purchaser (other than the Underwriters).

Issuance:            On the Settlement Date (as defined in the
                     Underwriting Agreement) for each Tranche sold pursuant to the Underwriting Agreement, the Company will cause the Trustee to issue one or more Global Certificates. Each Global
                     Certificate will be dated and issued as of the date of its authentication by the Trustee.

Registration:        Each Global Certificate will be registered in
                     the name of CEDE & CO., as nominee for DTC, on the Security Register. The beneficial owner of a Book-Entry Note (or an indirect participant in DTC designated by such owner) will designate a participant in DTC (with respect to such Note, the "Participant") to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by the Participant, a credit balance indicating that the
                     Participant is the record holder of the Note.
                     The ownership interest of the beneficial owner in such Note will be recorded through the records of the Participant or through the separate records of the Participant and an indirect participant in DTC.

Denominations:       Book-Entry Notes will be issued in principal
                     amounts of $1,000 (or the equivalent thereof in one or more foreign or composite currencies) or any amount in excess thereof that is an integral multiple of $1,000 (or the equivalent thereof in one or more foreign or composite currencies). Global Certificates will be denominated in principal amounts not in excess of $200,000,000. If a Tranche having an aggregate principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Global Certificate, then one Global
                     Certificate will be authenticated and issued to represent each $200,000,000 principal amount of such Tranche and an additional
                     Global Certificate will be authenticated and issued to represent any remaining principal amount of such Tranche.

Settlement:          The receipt by the Company of immediately
                     available funds in payment for a Tranche and the authentication and issuance of the Global
                     Certificate(s) representing such Tranche shall constitute "Settlement" with respect to the Notes constituting such Tranche. The
                     Settlement Date with respect to any purchase of Book-Entry Notes from the Company by the Underwriters will be a date on or before the third Business Day next succeeding the Trade
                     Date, unless otherwise agreed by the
                     Underwriters and the Company and specified in the applicable Terms Agreement.

Settlement           The following Settlement Procedures will
Procedures:          be performed by the Company, the Trustee,
                     the Underwriters and each of the Dealers with regard to each Tranche of Book-Entry Notes issued by the Company on a Trade Date:

                A. The Underwriters will advise the Company in writing of the following settlement information:

                     1.  Principal or face amount.
                     2.  Stated maturity.
                     3.  In the case of a Fixed Rate Book-Entry
                         Note, the interest rate and reset,
                         redemption, repayment and extension
                         provisions (if any) or, in the case of a Floating Rate Book-Entry Note, the Base
                         Rate, Initial Interest Rate (if known at such time) Interest Reset Period, Interest Reset Dates, Index Maturity, Spread and/or Spread Multiplier (if any), Minimum
                         Interest Rate (if any), Maximum Interest
                         Rate (if any) and reset, redemption,
                         repayment and extension provisions (if
                         any).
                     4. Monthly, quarterly, semi-annual or annual interest payments.
                     5.  Settlement date.
                     6.  Underwriters' price.
                     7.  Dealers' selling concession.
                     8. Specified Currency, Denominated currency, Indexed Currency, Base Exchange Rate, and the Determination Date, if applicable.
                     9.  Whether the Notes will have a Survivor's
                         Option.
                     10. Whether such Book-Entry Note is an OID Note
                         and, if so, the total amount of OID, the yield to maturity and the initial accrual period OID.
                     11. Any other terms necessary to describe the
                         relevant Tranche.

                B.   The Company will advise the Trustee by
                     telephone (confirmed in writing at any time on the same date) or electronic transmission
                     (i) of the information set forth in
                     Settlement Procedure "A" above and (ii) that the Notes are Book-Entry Notes. Each such communication by the Company shall constitute a representation and warranty by the Company to the Trustee for such Note and the Underwriters that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company and (ii) such Note, and the Global Certificate representing such Note, will conform with the terms of the Indenture for such Note.

                C. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, the Underwriters, Interactive Data Corporation and Standard & Poor's Corporation:


                     1.  The information set forth in Settlement
                         Procedure "A".
                     2. Identification as a Fixed Rate Book-Entry Note or a Floating Rate Book-Entry Note.

                     3.  Initial Interest Payment Date for such
                         Tranche of Notes, number of days by
                         which such date succeeds the
                         related Regular Record Date and amount
                         of interest payable on such Interest
                         Payment Date.
                     4.  The Interest Payment Period.
                     5. The participant account numbers maintained by DTC on behalf of the Trustee and the Underwriters.
                     6.  CUSIP number of the Global Certificate(s)
                         representing such Tranche of Notes.
                     7.  Whether such Global Certificate(s) will
                         represent any other Tranche of
                         Book-Entry Notes (to the extent known at such time).

                D. To the extent the Company has not already done so, the Company will deliver to the Trustee for such Notes a Global Certificate in a form that has been approved by the Company, the Underwriters and the Trustee.

                E.   The Trustee will complete such Book-Entry
                     Note, stamp the appropriate legend, as
                     instructed by DTC, if not already set forth thereon, and authenticate the Global
                     Security representing such Tranche.

                F. DTC will credit such Tranche to the Trustee's participant account at DTC.

                G.   The Trustee will enter a Same-Day Funds
                     Settlement System ("SDFS") deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Tranche to the Trustee's participant account and credit the Notes belonging to such Tranche to the Underwriters' participant account and (ii) debit the Underwriters' settlement account and credit the Trustee's settlement account for an amount equal to the aggregate principal amount of such Notes, less the underwriting discount. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Certificate(s) representing such Book-Entry Notes has or have been issued and authenticated and (ii) the Trustee is holding such Global Certificate(s) pursuant to the Medium-Term Notes Certificate Agreement dated October 31, 1988 between the Trustee and DTC.

                H. The Underwriters will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit Notes received from the Trustee pursuant to settlement procedure "G" above to the Underwriters' participant account and to credit such Notes to the participant accounts of Participants that (A) will hold such Notes as Dealers that purchased the Notes from the Underwriters pursuant to a Dealers Agreement or as representatives of such Dealers or (B) will hold the Notes on behalf of a purchaser of the Notes from the Underwriters (other than such Dealers), (ii) in the case of Participants that will hold the Notes as described in (A) above, to debit the settlement accounts of such Participants and credit the settlement account of the Underwriters for an amount equal to the aggregate principal amount of such Notes, less the applicable selling concession, and, (iii) in the case of Participants that will hold the Notes as described in (B) above, to debit the settlement accounts of such Participants and credit the settlement account of the Underwriters for an amount equal to the aggregate principal amount of such Notes.

                I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                J. The Trustee will credit to an account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "G".

Settlement           Settlement Procedures "A" through "J" set
Procedures           forth above shall be completed as soon as
Timetable:           possible but not later than the respective
                     times (New York City time) set forth below:

                         Settlement
                         Procedure             Time
                         ---------             ----

                            A         11:00 A.M. on the Trade date

                            B         12:00 Noon on the Trade date

                            C         2:00 P.M. on the Business Day before
                                      Settlement Date

                            D         3:00 P.M. on Business Day before
                                      Settlement Date

                            E         9:00 A.M. on Settlement Date

                            F         10:00 A.M. on Settlement Date

                            G-H       2:00 P.M. on Settlement Date

                            I         4:45 P.M. on Settlement Date

                            J         5:00 P.M. on Settlement Date

                     Settlement Procedure "I" is subject to
                     extension in accordance with the events
                     specified in SDFS operating procedures in effect on the Settlement Date.

                     If Settlement of a Tranche of Book-Entry
                     Notes is rescheduled or cancelled, the
                     Trustee will deliver to DTC, through DTC's
                     Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled Settlement Date.

Trustee Not to       Nothing herein shall be deemed to require
Risk                 Funds: the Trustee to risk or expend its own
                     funds in connection with any payment to the Company, or the Underwriters or any Dealer, it being understood by all parties that payments made by the Trustee to the Company or the Underwriters shall be made only to the extent that funds are provided to such Trustee for such purpose.

Authenticity of                  The Company will cause the Trustee to
Signatures:          furnish the Underwriters from time to time
                     with specimen signatures of the Trustee's officers, employees or agents who have been authorized by the Trustee to authenticate
                     Global Certificates, but the Underwriters will not have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Global Certificate.


      PART II:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

           The Trustee will serve as registrar and transfer agent in connection with the Certificated Notes.

Procedure for        The Company and the Underwriters will
Rate Setting         discuss from time to time the aggregate
and Posting:         principal amount and maturities of, and

                     the interest rates to be borne by, each
                     Tranche of Certificated Notes that may be purchased by the Underwriters. If the Company decides to set aggregate principal amounts and maturities of, and rates to be borne by, any Tranche to be purchased by the Underwriters (the setting of such amounts, maturities and rates to be referred to herein as "Posting"), or if the Company decides to change amounts, maturities or rates previously posted, the Company will promptly advise the Underwriters of the amounts, maturities and rates to be posted.

Offering of Notes:   In the event that there is a Posting, the
                     Underwriters will communicate the aggregate principal amount and maturities of, and the interest rates to be borne by, each Tranche of Certificated Notes that is the subject of the Posting to each of the broker-dealers
                     (the "Dealers") that have entered into a Dealers Agreement with the Underwriters and, pursuant to such Dealers Agreement, will solicit offers to purchase the Notes in the Tranche from the Dealers.

Purchase of          The Underwriters will, no later than 10 A.M.
Notes by the         (New York City time) on the third Business
Underwriters:        Day subsequent to the day on which such Posting
                     occurs, or if such third day is not a
                     Business Day, on the next succeeding Business
                     Day, or on such later day and time as shall be mutually agreed upon by the Company and the Underwriters (any such day a "Trade
                     Date"), (i) complete, execute and deliver a Terms Agreement that sets forth, among other things, the amount of each Tranche that the Underwriters is offering to purchase or (ii) inform the Company that none of the Notes of a particular Tranche will be purchased by the Underwriters. Immediately upon receipt of a completed and executed Terms Agreement from the Underwriters, the Company will (i) execute and deliver such Terms Agreement to the Underwriters or (ii) inform the Underwriters that its offer to purchase the Notes of a particular Tranche has been rejected.

Preparation of       If any offer by the Underwriters to
Pricing              purchase Notes is accepted by or on
Supplement:          behalf of the Company, the Company, with
                     the approval of the Underwriters, will
                     prepare a Pricing Supplement reflecting the terms of each Tranche and will arrange to have ten copies thereof filed with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Securities
                     Act of 1933, as amended (the "Act") and will supply one copy of such Pricing Supplement to the Underwriters and to the Trustee. The
                     Underwriters will deliver, or will cause to be delivered copies of the applicable Pricing
                     Supplement to (i) each of the Dealers that purchased such Notes pursuant to a Dealers
                     Agreement in sufficient amounts so that a copy of the Pricing Supplement can be delivered to each such Dealer and each purchaser of Notes from such Dealer and (ii) each purchaser of Notes from the Underwriters
                     (other than such Dealers).

                     In each instance that a Pricing Supplement is prepared, the Underwriters will affix, or will cause to be affixed, copies of the Pricing Supplement to the Basic Prospectus prior to their distribution to purchasers of the Notes from the Underwriters (other than Dealers that are purchasing Notes from the Underwriters with a view to their distribution pursuant to a Dealers Agreement) and will be responsible for determining that such Dealers have sufficient copies of the most current version of the Pricing Supplements and the related Basic Prospectuses to deliver copies of such Pricing Supplement attached to the Basic Prospectus to every purchaser of the Notes, as appropriate. The Underwriters and the Dealers will destroy any Pricing Supplements, and any Basic Prospectuses to which they are attached (other than those retained for files), that remain in their possession after Pricing Supplements have been delivered to the purchasers of Notes.

Delivery of          A copy of the Basic Prospectus and a Pricing
Prospectus:          Supplement relating to a Certificated Note
                     must accompany or precede any written offer of such Note, confirmation of the purchase of such Note and payment for such Note by its purchaser (other than the Underwriters or a Dealer). The Underwriters and the Dealers will deliver a Basic Prospectus and Pricing
                     Supplement as herein described with respect to each Certificated Note sold by any of them, along with a confirmation of sale, to each purchaser on the Business Day immediately following the Trade Date. The
                     Trustee will make such delivery if such Note is sold directly by the Company to a purchaser (other than the Underwriters).

Issuance:            On the Settlement Date (as defined in the
                     Underwriting Agreement) for each Tranche sold pursuant to the Underwriting Agreement, the Company will cause the Trustee to issue
                     Individual Certificates representing the
                     Notes in the Tranche. Each Individual
                     Certificate will be dated and issued as of the date of its authentication by the Trustee.

Registration:        Certificated Notes will be issued only in
                     fully registered form without coupons.

Denominations:       The denomination of any Certificated Note
                     will be a minimum of $1,000 or any amount in excess thereof that is an integral multiple of $1,000.

Settlement:          The Settlement Date with respect to any
                     purchase of Certificated Notes from the
                     Company by the Underwriters will be a date on or before the fifth day that is a Business
                     Day next succeeding the Trade Date, unless otherwise agreed by the Underwriters and the Company and specified in the applicable Terms
                     Agreement. The Company will instruct the Trustee to effect delivery of Certificated
                     Notes no later than 3:00 P.M., New York City time, on the Settlement Date to the Underwriters.

Settlement           The following Settlement Procedures will
Procedures:          be performed by the Company, the Trustee, the
                     Underwriters and each of the Dealers with regard to each Tranche of Certificated Notes issued by the Company on a Trade Date:

                     A. The Underwriters will advise the Company in writing of the following settlement information:

                     1.  Principal or face amount.
                     2.  Stated maturity.
                     3.  In the case of a Fixed Rate Book-Entry
                         Note, the interest rate and reset,
                         redemption, repayment and extension
                         provisions (if any) or, in the case of a Floating Rate Book-Entry Note, the Base
                         Rate, Initial Interest Rate (if known at such time) Interest Reset Period, Interest Reset Dates, Index Maturity, Spread and/or Spread Multiplier (if any), Minimum
                         Interest Rate (if any), Maximum Interest
                         Rate (if any) and reset, redemption,
                         repayment and extension provisions (if
                         any).
                     4. Monthly, quarterly, semi-annual or annual interest payments.
                     5.  Settlement date.
                     6.  Underwriters' price.
                     7.  Dealers' selling concession.
                     8. Specified Currency, Denominated currency, Indexed Currency, Base Exchange Rate, and the Determination Date, if applicable.
                     9.  Whether the Notes will have a Survivor's
                         Option.
                     10. Whether such Book-Entry Note is an OID Note
                         and, if so, the total amount of OID, the yield to maturity and the initial accrual period OID.
                     11. Any other terms necessary to describe the
                         relevant Tranche.

                     B.   The Company will advise the Trustee by
                          telephone (confirmed in writing at any
                          time on the same date) or electronic
                          transmission (i) of the information set
                          forth in Settlement Procedure "A" above
                          and (ii) that the Notes are Certificated
                          Notes. Each such communication by the
                          Company shall constitute a
                          representation and warranty by the
                          Company to the Trustee for such Note and the Underwriters that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company and
                          (ii) such Note, and the Certificate
                          representing such Note, will conform
                          with the terms of the Indenture for such Note.

                     C.  To the extent the Company has not
                         already done so, the Company will
                         deliver to the Trustee for such Notes
                         individual certificates representing the
                         Tranche in a form that has been approved by the Company, the Underwriters and the Trustee.

                     D. The Trustee will complete the individual certificates representing each Tranche, and authenticate the individual certificates repre senting such Tranche.

                     E.  Delivery of each Certificated Note by
                         the Trustee will be made when the
                         Trustee receives notice from the Company that it has received payment from the Underwriters of an amount in immediately available funds equal to the face value of such Certificated Note less the Underwriters' discount.

Settlement           Settlement Procedures "A" through "E" set
Procedures           forth above shall be completed as soon as
Timetable:           possible but not later than the respective
                     times (New York City time) set forth below:

                         Settlement
                         Procedure         Time
                         ---------         ----

                            A         2:00 P.M. on Business Day
                                      before Settlement Date

                            B         On the day two Business Days
                                      prior to Settlement Date

                            C         2:15 P.M.  two Business Days
                                      prior to Settlement Date

                            D         2:15 P.M. on Settlement Date

                            E         3:00 P.M.  on Settlement Date

Trustee Not to       Nothing herein shall be deemed to require
Risk Funds:          the Trustee to risk or expend its own
                     funds in connection with any payment to the Company, or the Underwriters or any Dealer, it being understood by all parties that payments made by the Trustee to the Company or the Underwriters shall be made only to the extent that funds are provided to such Trustee for such purpose.

Authenticity of      The Company will cause the Trustee to
Signatures:          furnish the Underwriters from time to time
                     with specimen signatures of the Trustee's officers, employees or agents who have been authorized by the Trustee to authenticate
                     Certificated Notes, but the Underwriters will not have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Certificated Note.

                                                       EXHIBIT B


                       Salomon Brothers Inc
                         Smith Barney Inc.

                          Notes, Series J
                      FORM OF TERMS AGREEMENT

Salomon Smith Barney Holdings Inc.
388 Greenwich Street
New York, New York  10013

Attention:

Attention: Subject in all respects to the terms and conditions contained in the Continuous Underwriting Agreement dated December 5, 1997 (the "Underwriting Agreement"), among Salomon Brothers Inc, Smith Barney Inc., Salomon Smith Barney Holdings Inc., the undersigned agrees to purchase the following Notes of Salomon Smith Barney Holdings Inc.:

Principal Amount:                            Issue Price:
Original Issue Date:                         Stated Maturity
Initial Interest Rate:
Specified Currency (If other than U.S. dollars):

Survivor's Option:
Form:  (If Certificated Notes)
Place of Delivery:  (If Certificated Notes)

Authorized Denominations:
      (If other than as set forth in the Prospectus Supplement)
Dual Currency Note: [ ] Yes (see attached) [ ] No
      Optional Payment Currency:
      Designated Exchange Rate:
Base Rate: [ ] CD Rate [ ] Commercial [ ] Paper Rate [ ] Federal Funds Rate
[ ] LIBOR Telerate [ ] LIBOR Reuters [ ] Treasury Rate
[ ] Treasury Rate Constant Maturity [ ] Prime Rate [ ] J. J. Kenny Rate
[ ] Eleventh District Cost of Funds Rate [ ] Other (see attached)
Interest Reset Period     Index Maturity:
or Interest Reset Dates:
Interest Payment Dates: Accrue to Pay: [ ] Yes [ ] No
Indexed Principal Note: [ ] Yes (see attached) [ ] No
Floating Rate: [ ] Indexed Interest Rate: [ ] (see attached)
Spread Multiplier:   Spread  (+/-):

Spread Reset  [ ] The Spread or Spread Multiplier may not be changed prior to Stated Maturity.
          [ ] The Spread or Spread Multiplier may be changed prior to Stated Maturity (see attached).
Optional Reset Dates (if applicable):
Maximum Interest Rate:    Minimum Interest Rate:
Inverse Floating Rate Note:   [ ] Yes  (see attached)   [ ] No

      Initial Fixed Interest Rate: Reset Fixed Reference Rate:

Floating Rate / Fixed Rate Note:   [ ] Yes  (see attached)   [ ] No

Amortizing Note:   [ ] Yes   [ ] No
      Amortization Schedule:
Optional Redemption:    [ ] Yes   [ ] No
      Optional Redemption Dates:
      Redemption Prices:
Bond Yield to Maturity:   Bond Yield to Call:
Optional Repayment:   [ ] Yes    [ ] No
      Optional Repayment Dates:Optional Repayment Prices:
Optional Extension of Stated Maturity:   [ ] Yes   [ ] No
      Final Maturity:
Discount Note:   [ ] Yes   [ ] No
      Total Amount of OID: Yield to Maturity:
Renewable Note:  [ ] Yes  (see attached)  [ ] No
      Special Election Interval (if applicable):
      Amount (if less than entire principal amount) as to which election may be exercised:


Method of Payment for the Notes:
Requirements for delivery, if any, of opinions of counsel, certificates from the Company or its officers or a letter from the Company's independent public accountants:
Other terms:

           The provisions of the Underwriting Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

           Between the date of this Agreement and the Settlement Date with respect to this Agreement, you will not, without the undersigned's prior consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Notes (other than (i) the Notes to be sold pursuant to this Agreement and (ii) commercial paper issued in the ordinary course of business), except as may otherwise be provided herein.

Date:
      [Underwriters]

      By__________________________

Accepted[                at 10 A.M.]:

SALOMON SMITH BARNEY HOLDINGS INC.


By_________________________

                                                       EXHIBIT C


             [Underwriter's Letterhead]



             Form of Master Selected Dealer Agreement


[Name of Dealer]
[Dealer's Address]

Dear Sirs:

           In connection with public offerings of securities after the date hereof for which we are acting as manager of an underwriting syndicate or are otherwise responsible for the distribution of securities to the public by means of an offering of securities for sale to selected dealers, you may be offered the right as such a selected dealer to purchase as principal a portion of such securities. This will confirm our mutual agreement as to the general terms and conditions applicable to your participation in any such selected dealer group organized by us as follows.

           1. Applicability of this Agreement. The terms and conditions of this Agreement shall be applicable to any public offering of securities ("Securities"), pursuant to a registration statement filed under the Securities Act of 1933 (the "Securities Act"), or exempt from registration thereunder (other than a public offering of Securities effected wholly outside the United States of America), wherein Salomon Brothers Inc (acting for its own account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected dealers ("Selected Dealers") and has expressly informed you that such terms and conditions shall be applicable. Any such offering of Securities to you as a Selected Dealer is hereinafter called an "Offering". In the case of any Offering where we are acting for the account of any underwriting or similar group or syndicate ("Underwriters"), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering where we are acting with others as representatives of Underwriters, such other representatives.

           2. Conditions of Offering; Acceptance and Purchases. Any Offering will be subject to delivery of the Securities and their acceptance by us and any other Underwriters, may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and may be made on the basis of reservation of Securities or an allotment against subscription. We will advise you by telegram, telex or other form of written communication ("Written Communication", which term, in the case of any Offering described in Section 3(a) or 3(b) hereof, may include a prospectus or offering circular) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(c) hereof) of any Offering in which you are invited to participate. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications by you with respect to an Offering should be sent to [Salomon Brothers Inc, Seven World Trade Center, New York, New York 10048 (Telecopy: (212) 783-4120)]. We reserve the right to reject any acceptance in whole or in part. Unless notified otherwise by us, Securities purchased by you shall be paid for on such date as we shall determine, on one day's prior notice to you, by certified or official bank check, in an amount equal to the Public Offering Price (as hereinafter defined) or, if we shall so advise you, at such Public Offering Price less the Concession (as hereinafter defined), payable in New York Clearing House funds to the order of [Salomon Brothers Inc, Seven World Trade Center, New York, New York 10048], against delivery of the Securities. If Securities are purchased and paid for at such Public Offering Price, such Concession will be paid after the termination of the provisions of Section 3(c) hereof with respect to such Securities. Notwithstanding the foregoing, unless notified otherwise by us, payment for and delivery of Securities purchased by you shall be made through the facilities of The Depository Trust Company, if you are a member, unless you have otherwise notified us prior to the date specified in a Written Communication to you from us or, if you are not a member, settlement may be made through a correspondent who is a member pursuant to instructions which you will send to us prior to such specified date.

           3.  Representations, Warranties and Agreements.

           (a) Registered Offerings. In the case of any Offering of Securities that are registered under the Securities Act ("Registered Offering"), we shall provide you with such number of copies of each preliminary prospectus and of the final prospectus relating thereto as you may reasonably request for the purposes contemplated by the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable rules and regulations of the Securities and Exchange Commission thereunder. You represent and warrant that you are familiar with Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses and agree that you will comply therewith. You agree to make a record of your distribution of each preliminary prospectus and, when furnished with copies of any revised preliminary prospectus, you will, upon our request, promptly forward copies thereof to each person to whom you have theretofore distributed a preliminary prospectus. You agree that in purchasing Securities in a Registered Offering you will rely upon no statement whatsoever, written or oral, other than the statements in the final prospectus delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to a prospectus or by any Underwriters to give any information or to make any representation not contained in the prospectus in connection with the sale of such Securities.

           (b) Offerings Pursuant to Offering Circular. In the case of any Offering of Securities, other than a Registered Offering, which is made pursuant to an offering circular or other document comparable to a prospectus in a Registered Offering, we shall provide you with such number of copies of each preliminary offering circular and of the final offering circular relating thereto as you may reasonably request. You agree that you will comply with the applicable Federal and state laws, and the applicable rules and regulations of any regulatory body promulgated thereunder, governing the use and distribution of offering circulars by brokers or dealers. You agree that in purchasing Securities pursuant to an offering circular you will rely upon no statements whatsoever, written or oral, other than the statements in the final offering circular delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to an offering circular or by any Underwriters to give any information or to make any representation not contained in the offering circular in connection with the sale of such Securities.

           (c) Offer and Sale to the Public. With respect to any Offering of Securities, we will inform you by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers and the time when you may commence selling Securities to the public. After such public offering has commenced, we may change the public offering price, the selling concession and the reallowance to dealers. The offering price, selling concession and reallowance (if any) to dealers at any time in effect with respect to an Offering are hereinafter referred to, respectively, as the "Public Offering Price", the "Concession" and the "Reallowance". With respect to each Offering of Securities, until the provisions of this Section 3(c) shall be terminated pursuant to Section 4 hereof, you agree to offer Securities to the public only at the Public Offering Price, except that if a Reallowance is in effect, a reallowance from the Public Offering Price not in excess of such Reallowance may be allowed as consideration for services rendered in connection with distribution to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by section 24(c) of Article III of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and who are either members in good standing of the NASD or foreign banks, dealers or institutions not eligible for membership in the NASD who represent to you that they will promptly reoffer such Securities at the Public Offering Price and will abide by the conditions with respect to foreign banks, dealers and institutions set forth in Section 3(e) hereof.

           (d) Over-allotment; Stabilization; Unsold Allotments. We may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities for long or short account and to stabilize or maintain the market price of the Securities. You agree that, upon our request at any time and from time to time prior to the termination of the provisions of Section 3(c) hereof with respect to any Offering, you will report to us the amount of Securities purchased by you pursuant to such Offering which then remain unsold by you and will, upon our request at any such time, sell to us for our account or the account of one or more Underwriters such amount of such unsold Securities as we may designate at the Public Offering Price less an amount to be determined by us not in excess of the Concession. If, prior to the later of (i) the termination of the provisions of Section 3(c) hereof with respect to any Offering or (ii) the covering by us of any short position created by us in connection with such Offering for our account or the account of one or more Underwriters, we purchase or contract to purchase for our account or the account of one or more Underwriters in the open market or otherwise any Securities purchased by you under this Agreement as part of such Offering, you agree to pay us on demand an amount equal to the Concession with respect to such Securities (unless you shall have purchased such Securities pursuant to Section 2 hereof at the Public Offering Price in which case we shall not be obligated to pay such Concession to you pursuant to Section 2) plus transfer taxes and broker's commissions or dealer's mark-up, if any, paid in connection with such purchase or contract to purchase.

           (e) NASD. You represent and warrant that you are actually engaged in the investment banking or securities business and either a member in good standing of the NASD or, if you are not such a member, you are a foreign bank, dealer or institution not eligible for membership in the NASD which agrees to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein, and in making other sales to comply with the NASD's interpretation with respect to free riding and withholding. You further represent, by your participation in an Offering, that you have provided to us all documents and other information required to be filed with respect to you, any related person or any person associated with you or any such related person pursuant to the supplementary requirements of the NASD's interpretation with respect to review of corporate financing as such requirements relate to such Offering.

           You agree that, in connection with any purchase or sale of the Securities wherein a selling concession, discount or other allowance is received or granted, (1) you will comply with the provisions of section 24 of Article III of the NASD's Rules of Fair Practice and (2) if you are a non-NASD member broker or dealer in a foreign country, you will also comply (a) as though you were an NASD member, with the provision of sections 8 and 36 thereof and (b) with section 25 thereof as that section applies to a non-NASD member broker or dealer in a foreign country.

           You further agree that, in connection with any purchase of securities from us that is not otherwise covered by the terms of this Agreement (whether we are acting as manager, as a member of an underwriting syndicate or a selling group or otherwise), if a selling concession, discount or other allowance is granted to you, clauses (1) and (2) of the preceding paragraph will be applicable.

           (f) Relationship among Underwriters and Selected Dealers. We may buy Securities from or sell Securities to any Underwriters or Selected Dealer and, without consent, the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the Public Offering Price less all or any part of the Concession. You are not authorized to act as agent for us, any Underwriters or the issuer or other seller of any Securities in offering Securities to the public or otherwise. Neither we nor any Underwriters shall be under any obligation to you except for obligations assumed hereby or in any Written Communication from us in connection with any Offering. Nothing contained herein or in any Written Communication from us shall constitute the Selected Dealers an association or partners with us or any Underwriters or with one another. If the Selected Dealers, among themselves or with the Underwriters, should be deemed to constitute a partnership for Federal income tax purposes, then you elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986 and agree not to take any position inconsistent with that election. You authorize us, in our discretion, to execute and file on your behalf such evidence of that election as may be required by the Internal Revenue Service. In connection with any Offering, you shall be liable for your proportionate amount of any tax, claim, demand or liability that may be asserted against you alone or against one or more Selected Dealers participating in such Offering, or against us or the Underwriters, based upon the claim that the Selected Dealers, or any of them, constitute an association, an unincorporated business or other entity, including, in each case, your proportionate amount of any expense incurred in defending against any such tax, claim, demand or liability.

           (g) Blue Sky Laws. Upon application to us, we shall inform you as to any advice we have received from counsel concerning the jurisdictions in which Securities have been qualified for sale or are exempt under the securities or blue sky laws of such jurisdictions, but we do not assume any obligation or responsibility as to your right to sell Securities in any such jurisdiction.

           (h) Compliance with Law. You agree that in selling Securities pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities) you will comply with all applicable laws, rules and regulations, including the applicable provisions of the Securities Act and the Exchange Act, the applicable rules and regulations of the Securities and Exchange Commission thereunder, the applicable rules and regulations of the NASD, the applicable rules and regulations of any securities exchange having jurisdiction over the Offering and the applicable laws, rules and regulations specified in Section 3(b) hereof.

           4. Termination, Supplements and Amendments. This Agreement shall continue in full force and effect until terminated by a written instrument executed by each of the parties hereto. This Agreement may be supplemented or amended by us by written notice thereof to you, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to "this Agreement" herein shall, as appropriate, be to this Agreement as so amended and supplemented. The terms and conditions set forth in Section 3(c) hereof with regard to any Offering will terminate at the close of business on the 30th day after the commencement of the public offering of the Securities to which such Offering relates, but in our discretion may be extended by us for a further period not exceeding 30 days and in our discretion, whether or not extended, may be terminated at any earlier time.

           5. Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified in Section 1 hereof, and the respective successors and assigns of each of them.

           6. Governing Law. This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from us to you in connection therewith shall be governed by, and construed in accordance with, the laws of the State of New York.

           Please confirm by signing and returning to us the enclosed copy of this Agreement that your subscription to, or your acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 4 hereof) together with and subject to any supplementary terms and conditions contained in any Written Communication from us in connection with such Offering, all of which shall constitute a binding agreement between you and us, individually or as representative of any Underwriters, (ii) confirmation that your representations and warranties set forth in Section 3 hereof are true and correct at that time, (iii) confirmation that your agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by you to the extent and at the times required thereby and (iv) in the case of any Offering described in Section 3(a) and 3(b) hereof, acknowledgement that you have requested and received from us sufficient copies of the final prospectus or offering circular, as the case may be, with respect to such Offering in order to comply with your undertakings in Section 3(a) or 3(b) hereof.

                             Very truly yours,

                             [Name of Underwriter]




                             By:_________________________
                             Name:
                             Title:




CONFIRMED:........................., 19....

 ...........................................
      (Name of Dealer)

By:........................................
      (Sign name and print title)

EXHIBITS D-G
FORMS OF OPINIONS, CERTIFICATES AND COMFORT LETTERS